UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2015

University General Health System, Inc.

(a Nevada Corporation)

(Exact Name of Registrant as Specified in Charter)

000-54064	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

7501 Fannin Street

Houston, Texas 77054

(713) 375-7100

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On February 27, 2015, University General Health System, Inc. and its wholly owned subsidiaries, UGHS Autimis Billing, Inc., UGHS Autimis Coding, Inc., UGHS ER Services, Inc., UGHS Hospitals, Inc., UGHS Management Services, Inc., UGHS Support Services, Inc., University General Hospital, LP and University Hospital Systems LLP. (collectively, the “Debtor Subsidiaries,” and together with the Company, the “Debtors” or the “Company”), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code . The Debtors’ bankruptcy cases (the Bankruptcy Cases”) are jointly administered under Case No. 15-31086 and pending before the Honorable Leticia Z. Paul in the U.S. Bankruptcy Court for the Southern District of Texas. The Debtors plan to continue to operate their businesses as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. MidCap Financial Trust will provide debtor-in-possession financing to fund ongoing operations. Debtors expect to utilize the Chapter 11 process to reduce their debt and strengthen their balance sheets. The Company believes the restructuring process will not impact debtors’ ability to fulfill their obligations to its physicians, employees or patients.

As a result of the Chapter 11 Filings, the Debtors are periodically required to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports and other financial information. Such materials will be prepared according to requirements of federal bankruptcy law. While they would accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Company’s consolidated financial statements filed under the securities laws. Accordingly, the Company believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Company’s securities or for comparison with other financial information filed with the Securities and Exchange Commission.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Resignation of President

On February 27, 2015, the Company announced that Donald W. Sapaugh, the Company’s director, has resigned as the Company’s President. Hassan Chahadeh, the Company’s Chief Executive Officer, will assume the role of President as well as Chief Executive Officer. Mr. Sapaugh will remain as a member of the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K.

99.1	Press Release dated February 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: March 5, 2015	By:	/s/ Hassan Chahadeh, M.D.
	Name:	Hassan Chahadeh, M.D.
	Title:	Chief Executive Officer